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                                                                         EX-99.J
                                                                   Exhibit 23(j)








               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 112 to the Registration Statement (Form N-1A) (No. 2-13017) of Delaware Group Equity Funds II, Inc. of our reports dated January 8, 1999, included in the 1998 Annual Reports to shareholders.




/s/Ernst & Young LLP
--------------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
January 25, 1999



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                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds II, Inc. - Decatur Income Fund
Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund

We have audited the accompanying statements of net assets of Delaware Group Equity Funds II, Inc. - Decatur Income Fund and Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund (the "Funds") as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Decatur Income Fund and Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund at November 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



/s/Ernst & Young LLP
--------------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999




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                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds II, Inc. - Blue Chip Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds II, Inc. - Blue Chip Fund (the "Fund") as of November 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Blue Chip Fund at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



/s/Ernst & Young LLP
--------------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999




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                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds II, Inc. - Social Awareness Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds II, Inc. - Social Awareness Fund (the "Fund") as of November 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Social Awareness Fund at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



/s/Ernst & Young LLP
--------------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds II, Inc. - Diversified Value Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds II, Inc. - Diversified Value Fund (the "Fund") as of November 30, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 15, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Diversified Value Fund at November 30, 1998, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 15, 1998 (commencement of operations) to November 30, 1998, in conformity with generally accepted accounting principles.


/s/Ernst & Young LLP
--------------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999